Schedule of Investments(a)
Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)
December 31, 2020
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Air Freight & Logistics-1.03%
ZTO Express Cayman, Inc., ADR (China)	65,721	$1,916,424
Automobiles-3.51%
NIO, Inc., ADR (China)(b)	133,756	6,519,267
Banks-12.00%
Banco Bradesco S.A., ADR (Brazil)	462,692	2,433,760
HDFC Bank Ltd., ADR (India)(b)	133,020	9,612,025
ICICI Bank Ltd., ADR (India)(b)	266,345	3,957,887
Itau Unibanco Holding S.A., ADR (Brazil)	505,542	3,078,751
KB Financial Group, Inc., ADR (South Korea)(b)	40,776	1,614,729
Shinhan Financial Group Co. Ltd., ADR (South Korea)(b)	53,887	1,603,677
		22,300,829
Beverages-1.55%
Ambev S.A., ADR (Brazil)	459,638	1,406,492
Fomento Economico Mexicano, S.A.B. de C.V., ADR (Mexico)	19,390	1,469,181
		2,875,673
Biotechnology-0.57%
BeiGene Ltd., ADR (China)(b)	4,073	1,052,422
Construction Materials-0.44%
Cemex S.A.B. de C.V., ADR (Mexico)(b)	157,921	816,452
Diversified Consumer Services-3.45%
GSX Techedu, Inc., ADR (China)(b)	10,472	541,507
New Oriental Education & Technology Group, Inc., ADR (China)(b)	15,505	2,880,984
TAL Education Group, ADR (China)(b)	41,678	2,980,394
		6,402,885
Diversified Telecommunication Services-1.45%
Chunghwa Telecom Co. Ltd., ADR (Taiwan)	39,655	1,531,476
PT Telekomunikasi Indonesia (Persero) Tbk, ADR (Indonesia)	49,606	1,166,733
		2,698,209
Entertainment-3.67%
Bilibili, Inc., ADR (China)(b)	16,342	1,400,837
iQIYI, Inc., ADR (China)(b)	32,923	575,494
NetEase, Inc., ADR (China)	41,813	4,004,431
Tencent Music Entertainment Group, ADR (China)(b)	43,380	834,631
		6,815,393
Insurance-0.92%
China Life Insurance Co. Ltd., ADR (China)	155,260	1,717,176
Interactive Media & Services-3.31%
Baidu, Inc., ADR (China)(b)	28,445	6,150,947
Internet & Direct Marketing Retail-26.43%
Alibaba Group Holding Ltd., ADR (China)(b)	136,046	31,661,986
JD.com, Inc., ADR (China)(b)	93,625	8,229,637
Pinduoduo, Inc., ADR (China)(b)	36,467	6,479,092
Trip.com Group Ltd., ADR (China)(b)	47,641	1,606,931
Vipshop Holdings Ltd., ADR (China)(b)	40,332	1,133,732
		49,111,378
	Shares	Value
IT Services-4.56%
GDS Holdings Ltd., ADR (China)(b)	11,915	$1,115,721
Infosys Ltd., ADR (India)	382,152	6,477,476
Wipro Ltd., ADR (India)	155,025	875,891
		8,469,088
Metals & Mining-5.96%
AngloGold Ashanti Ltd., ADR (Tanzania)	43,490	983,744
Gold Fields Ltd., ADR (South Africa)	92,154	854,268
POSCO, ADR (South Korea)	33,472	2,085,640
Sibanye Stillwater Ltd., ADR (South Africa)	71,710	1,139,472
Vale S.A., ADR (Brazil)	358,346	6,005,879
		11,069,003
Oil, Gas & Consumable Fuels-4.06%
China Petroleum & Chemical Corp., ADR (China)	26,617	1,187,118
CNOOC Ltd., ADR (China)	16,768	1,536,787
Petroleo Brasileiro S.A., ADR (Brazil)	194,108	2,179,833
Petroleo Brasileiro S.A., ADR, Preference Shares (Brazil)	239,617	2,650,164
		7,553,902
Paper & Forest Products-0.44%
Suzano S.A., ADR (Brazil)(b)	73,847	825,609
Personal Products-0.47%
Natura & Co. Holding S.A., ADR (Brazil)	43,752	875,040
Pharmaceuticals-0.49%
Dr. Reddy’s Laboratories Ltd., ADR (India)	12,663	902,745
Real Estate Management & Development-0.55%
KE Holdings, Inc., ADR (China)(b)	16,594	1,021,195
Semiconductors & Semiconductor Equipment-21.82%
ASE Technology Holding Co. Ltd., ADR (Taiwan)(b)	176,520	1,030,877
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	343,698	37,476,830
United Microelectronics Corp., ADR (Taiwan)	241,049	2,032,043
		40,539,750
Wireless Telecommunication Services-3.23%
America Movil S.A.B. de C.V., Class L, ADR (Mexico)	124,381	1,808,500
China Mobile Ltd., ADR (China)	115,349	3,292,060
SK Telecom Co. Ltd., ADR (South Korea)	37,149	909,408
		6,009,968
TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $160,035,173)		185,643,355
OTHER ASSETS LESS LIABILITIES-0.09%		168,269
NET ASSETS-100.00%		$185,811,624

Investment Abbreviations:
ADR	-American Depositary Receipt

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
December 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of December 31, 2020, all of the securities in the Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Fund’s investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.